Exhibit 99.1

Filed by Zevra Therapeutics, Inc.

Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934, as amended

Subject Companies: Zevra Therapeutics, Inc. and Acer Therapeutics Inc.

Commission File No.: 001-36913

Zevra Therapeutics, Inc. distributed the following communication to employees of Acer Therapeutics Inc. The following was first used on August 31, 2023.

To: Acer all staff

From: Christal Mickle

CC: Josh Schafer, LaDuane Clifton; select members of Acer leadership

Subject: Strategic Merger with Zevra

Good morning, Acer Team,

I want to take this opportunity to introduce myself and to express on behalf of the entire Zevra team how excited we are to work with Acer in our shared mission to bring life-changing therapies to people with rare diseases. With the announcement of our merger today, we are taking an important step forward in achieving this mission. Thank you to everyone who has been integral to bringing both companies to this point and we look forward to continuing to work together toward a bright future.

Together as two companies focused on delivering much needed therapies to rare disease patients, Acer and Zevra have a strong combination of research and development expertise and focus on meeting patient needs and commitment to the rare disease community. Acer’s pipeline, Zevra’s pipeline and OLPRUVATM are an excellent strategic fit for our two companies and expands our collective ability to make a deep impact in rare disease. The Acer team brings strong capabilities, and excellent relationships within the rare disease community to strengthen the foundation that we have built for our programs and the patient communities we serve. With these and many other skills and resources, our companies are stronger together.

Over the next few months, we will work hand-in-hand with Acer leadership toward shareholder approval, which is required to finalize this merger. This will be a great opportunity for us to share our vision with you for our combined future and answer your questions. We will also be working together to plan for outreach and communications with key external stakeholders.

As we enter the next chapter, I am eager to begin working closely with you all and continue to advance much needed therapies for rare diseases.

Best,

/s/ Christal Mickle

Zevra Therapeutics

Interim Chief Executive Officer and Chief Development Officer

Filed by Zevra Therapeutics, Inc.

Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934, as amended

Subject Companies: Zevra Therapeutics, Inc. and Acer Therapeutics Inc.

Commission File No.: 001-36913

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this communication that do not relate to matters of historical fact should be considered forward-looking statements, including statements regarding the anticipated closing of and synergies related to the proposed transaction, our industry, business strategy, plans, goals and expectations concerning our market position, future operations and other ﬁnancial and operating information.

These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: uncertainties as to the timing of the consummation of the proposed transactions and the ability of the parties to consummate the proposed transactions; the satisfaction of the conditions precedent to consummation of the proposed transactions, including the approval of Acer’s stockholders; the ability to obtain required regulatory approvals at all or in a timely manner; any litigation related to the proposed transaction; disruption of Acer’s or Zevra’s current plans and operations as a result of the proposed transaction; the ability of Acer or Zevra to retain and hire key personnel; competitive responses to the proposed transaction; unexpected costs, charges or expenses resulting from the proposed transaction; the ability of Zevra to successfully integrate Acer’s operations, products, product candidates and technology ; the ability of Zevra to implement its plans, forecasts and other expectations with respect to Acer’s business after the completion of the transaction and realize additional opportunities for growth and innovation; the ability of Zevra to realize the anticipated synergies and related benefits from the proposed transaction in the anticipated amounts or within the anticipated timeframes or at all; and the ability to maintain relationships with Zevra’s and Acer’s respective employees, customers, other business partners and governmental authorities. These and other important factors are discussed under the caption “Risk Factors” in our Annual Report on Form 10-K filed with the SEC on March 7, 2023, as updated by our Quarterly Report on Form 10-Q ﬁled with the SEC on August 14, 2023, and in our other ﬁlings with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made herein. Any such forward-looking statements represent management’s beliefs as of the date of this Current Report on Form 8-K. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change.

Important Additional Information Regarding the Transaction Will Be Filed With the SEC

In connection with the proposed transaction, Zevra and Acer will file relevant materials with the SEC, including a Zevra registration statement on Form S-4 that will include a proxy statement of Acer and will also constitute a prospectus of Zevra, and a definitive proxy statement will be mailed to shareholders of Acer. INVESTORS AND SECURITY HOLDERS OF ZEVRA AND ACER ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS THAT WILL BE INCLUDED IN THE REGISTRATION STATEMENT ON FORM S-4, AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT/PROSPECTUS (IF ANY) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION, THE PARTIES TO THE PROPOSED TRANSACTION AND THE RISKS ASSOCIATED WITH THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain, without charge, a copy of the registration statement, the proxy statement/prospectus and other relevant documents filed with the SEC (when available) from the SEC’s website at www.sec.gov. Copies of the documents filed with the SEC by Zevra will be available free of charge on Zevra’s investor relations website at investors.zevra.com under the tab “SEC Filings.” Copies of the documents filed with the SEC by Acer will be available free of charge on Acer’s investor relations website at www.acertx.com/investor-relations under the tab “SEC Filings.”

This filing relates to the proposed merger by and among Zevra Therapeutics, Inc., a Delaware corporation (“Zevra”), Aspen Z Merger Sub, Inc., a Delaware corporation and an indirect wholly-owned subsidiary of Zevra (“Merger Sub”), and Acer Therapeutics Inc., a Delaware corporation (“Acer”) pursuant to the terms of that certain Agreement and Plan of Merger, dated as of August 30, 2023, by and among the Zevra, Acer, and Merger Sub.

Filed by Zevra Therapeutics, Inc.

Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934, as amended

Subject Companies: Zevra Therapeutics, Inc. and Acer Therapeutics Inc.

Commission File No.: 001-36913

Participants in the Solicitation

Zevra, Acer and certain of their directors, executive officers and other members of management may be deemed to be participants in the solicitation of proxies with respect to the proposed transactions. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders of Acer in connection with the proposed transactions, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement/prospectus when it is filed with the SEC. Information regarding Zevra’s directors and executive officers is contained in Zevra’s definitive proxy statement, which was filed with the SEC on March 15, 2023, the definitive proxy statement filed by Daniel J. Mangless, together with the other participants named therein, which was filed with the SEC on March 17, 2023, and Zevra’s Current Reports on Form 8-K, filed with the SEC on March 30, 2023, May 8, 2023, May 15, 2023, and August 7, 2023. Information regarding Acer’s directors and executive officers is contained in Acer’s definitive proxy statement, which was filed with the SEC on April 14, 2023. Security holders and investors may obtain additional information regarding the interests of such persons, which may be different than those of Zevra’s security holders generally, by reading the proxy statement/prospectus and other relevant documents regarding the transaction, which will be filed with the SEC. You may obtain these documents (when they become available) free of charge through the website maintained by the SEC at www.sec.gov and Zevra’s or Acer’s investor relations websites as described above.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. This communication does not constitute a prospectus or prospectus equivalent document. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. In connection with the proposed transactions, Zevra will file a registration statement on Form S-4 that will include a proxy statement of Acer and will also constitute a prospectus of Zevra. INVESTORS AND SECURITY HOLDERS OF ZEVRA AND ACER ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

This filing relates to the proposed merger by and among Zevra Therapeutics, Inc., a Delaware corporation (“Zevra”), Aspen Z Merger Sub, Inc., a Delaware corporation and an indirect wholly-owned subsidiary of Zevra (“Merger Sub”), and Acer Therapeutics Inc., a Delaware corporation (“Acer”) pursuant to the terms of that certain Agreement and Plan of Merger, dated as of August 30, 2023, by and among the Zevra, Acer, and Merger Sub.